										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2015	193.7	196.5	239.1	286.6	915.9
2016	173.4	178.0	220.8

	Operating Profit (Loss) (4)
	Q1	Q2	Q3	Q4	FY
2015	3.2	1.3	5.8	21.5	31.8
2016	5.4	5.2	0.7

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	1.8	1.6	1.5	1.5	6.4
2016	1.5	1.4	1.3

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	0.1	—	1.0	(0.5)	0.6
2016	0.1	2.1	0.4

	Income (Loss) Before Taxes (4)						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	1.4	(0.3)	3.3	20.4	24.8	2015	27.0%	16.9%	4.1%	11.5%	11.4%
2016	3.8	1.7	(1.0)			2016	25.9%	n.m.	n.m.

	Net Income (Loss) (4)
	Q1	Q2	Q3	Q4	FY
2015	1.0	(0.3)	3.1	18.2	22.0
2016	2.8	3.1	(0.4)

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2015	5.8	5.8	5.8	6.3	23.7
2016	4.2	4.5	5.2

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2015	2.4	1.8	3.3	3.1	10.6
2016	4.4	4.3	3.0

NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) operating activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2015	37.5	12.4	9.9	48.2	108.0
2016	(3.8)	20.8	29.2

	Net cash provided by (used for) investing activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2015	(1.5)	(1.5)	(3.3)	(2.0)	(8.3)
2016	(3.3)	(5.3)	(1.3)

	Cash flow before financing activities from continuing operations (1)
	Q1	Q2	Q3	Q4	FY
2015	36.0	10.9	6.6	46.2	99.7
2016	(7.1)	15.5	27.9

	Net cash provided by (used for) financing activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2015	(67.8)	(20.8)	(14.1)	(5.6)	(108.3)
2016	(9.6)	(16.9)	(17.9)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2015	1.9	1.8	1.8	1.8	7.3
2016	1.8	1.8	1.8

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2015	188.9	179.1	174.0	170.0	170.0
2016	163.1	151.2	137.3

	Equity						Return on Equity (3) (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	203.0	192.1	184.7	201.1	201.1	2015	(14.3)%	(14.0)%	(17.4)%	11.1%	11.1%
2016	202.0	199.0	196.3			2016	12.1%	13.9%	12.1%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(4)	The third quarter of 2016 included an impairment charge of $17.4 million with respect to its Centennial mining operations.

The North American Coal Corporation
(in millions, except percentage data)

	Tons of coal sold - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2015	6.8	6.5	6.6	7.1	27.0
2016	7.0	6.7	7.8

	Tons of coal sold - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2015	1.0	0.9	1.1	0.6	3.6
2016	0.8	0.6	1.0

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2015	4.5	5.1	5.2	6.1	20.9
2016	6.8	7.1	6.4

	Revenues
	Q1	Q2	Q3	Q4	FY
2015	41.3	37.9	42.7	26.1	148.0
2016	30.3	23.1	32.4

	Gross Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2015	1.2	(2.3)	(7.0)	(2.7)	(10.8)
2016	6.0	2.3	1.7

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2015	12.5	12.1	12.2	11.6	48.4
2016	12.6	13.0	15.1

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2015	8.5	7.4	9.3	11.9	37.1
2016	8.9	10.5	27.7

	Operating Profit (Loss) $ (4)
	Q1	Q2	Q3	Q4	FY
2015	5.2	2.4	(4.0)	(3.1)	0.5
2016	9.7	4.8	(10.9)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	1.3	1.1	1.1	1.0	4.5
2016	1.0	1.1	1.0

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	(1.1)	(0.2)	(0.2)	(0.2)	(1.7)
2016	(0.2)	2.0	(0.2)

The North American Coal Corporation
(in millions, except percentage data)

	Income (Loss) Before Taxes (4)						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	5.0	1.5	(4.9)	(3.9)	(2.3)	2015	9.3%	n.m.	n.m.	n.m.	n.m.
2016	8.9	1.7	(11.7)			2016	7.4%	n.m.	n.m.

	Net Income (Loss) (4)
	Q1	Q2	Q3	Q4	FY
2015	4.5	4.2	(5.3)	2.2	5.6
2016	8.2	3.3	(12.7)

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2015	4.4	4.2	4.3	4.2	17.1
2016	2.9	3.0	3.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2015	1.1	1.0	1.0	1.0	4.1
2016	2.5	3.1	1.7

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2015	71.4	3.8	10.4	10.3	95.9
2016	(3.5)	3.6	16.4

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2015	(0.2)	(0.9)	(0.9)	0.5	(1.5)
2016	(1.5)	(4.1)	—

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2015	71.2	2.9	9.5	10.8	94.4
2016	(5.0)	(0.5)	16.4

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2015	(71.4)	(2.9)	(8.1)	0.4	(82.0)
2016	(1.2)	0.5	(4.9)

The North American Coal Corporation
(in millions, except percentage data)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2015	—	—	—	—	—
2016	—	—	4.3

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2015	123.1	120.2	112.1	111.6	111.6
2016	111.4	110.8	110.2

	Equity						Return on Equity (3) (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	107.2	111.6	106.0	108.4	108.4	2015	(39.1)%	(37.9)%	(48.1)%	5.2%	5.2%
2016	116.2	119.5	103.0			2016	8.5%	7.5%	0.9%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(4)	The third quarter of 2016 included an impairment charge of $17.4 million with respect to its Centennial mining operations.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	123.3	129.5	163.3	204.9	621.0	2015	21.7%	9.4%	20.8%	—	11.0
2016	115.7	127.1	157.3			2016	(6.2)%	(1.9)%	(3.7)%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	23.8	24.6	33.5	41.2	123.1	2015	19.3%	19.0%	20.5%	20.1%	19.8%
2016	21.2	25.6	35.0			2016	18.3%	20.1%	22.3%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	21.6	21.7	21.9	23.1	88.3	2015	17.5%	16.8%	13.4%	11.3%	14.2%
2016	21.1	20.9	20.6			2016	18.2%	16.4%	13.1%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	2.2	2.9	11.6	18.1	34.8	2015	1.8%	2.2%	7.1%	8.8%	5.6%
2016	0.1	4.7	14.4			2016	0.1%	3.7%	9.2%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	0.4	0.5	0.4	0.5	1.8
2016	0.5	0.3	0.2

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	0.8	(0.2)	1.0	(0.1)	1.5
2016	—	(0.2)	0.5

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	0.9	2.6	10.2	17.8	31.5	2015	34.0%	36.8%	37.7%	37.3%	37.3%
2016	(0.4)	4.6	13.7			2016	35.1%	36.5%	30.7%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2015	0.6	1.6	6.4	11.1	19.7
2016	(0.3)	2.9	9.5

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2015	0.9	1.2	1.0	1.7	4.8
2016	0.8	1.0	1.2

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2015	101.9	100.1	118.3	116.8	116.8
2016	86.9	78.1	84.6

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2015	1.2	0.3	1.7	1.2	4.4
2016	1.3	1.0	1.0

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2015	(10.2)	9.5	(4.2)	18.8	13.9
2016	13.0	17.1	14.5

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2015	(1.2)	(0.3)	(1.7)	(1.6)	(4.8)
2016	(1.3)	(1.0)	(1.0)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2015	(11.3)	9.2	(5.9)	17.2	9.2
2016	11.7	16.1	13.5

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2015	12.0	(8.9)	3.9	(17.1)	(10.1)
2016	(10.6)	(13.8)	(12.3)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2015	—	—	—	15.0	15.0
2016	—	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2015	65.4	56.6	60.5	58.4	58.4
2016	47.8	34.2	21.8

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	49.7	50.9	56.2	51.4	51.4	2015	44.2%	44.8%	45.1%	38.2%	38.2%
2016	50.6	52.2	61.6			2016	36.3%	38.5%	42.6%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	223	225	224	229	229	2015	0.1	0.1	0.2	0.2	0.6
2016	222	220	221			2016	0.1	0.1	0.1

	Revenues
	Q1	Q2	Q3	Q4	FY
2015	30.0	29.8	34.7	56.5	151.0
2016	28.4	28.6	32.9

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	13.1	13.3	15.7	24.9	67.0	2015	43.7%	44.6%	45.2%	44.1%	44.4%
2016	12.9	12.7	15.0			2016	45.4%	44.4%	45.6%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	16.1	16.3	16.5	17.9	66.8	2015	53.7%	54.7%	47.6%	31.7%	44.2%
2016	15.8	15.7	15.9			2016	55.6%	54.9%	48.3%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	(3.0)	(3.0)	(0.8)	7.0	0.2	2015	(10.0)%	(10.1)%	(2.3)%	12.4%	0.1%
2016	(2.9)	(3.0)	(0.9)			2016	(10.2)%	(10.5)%	(2.7)%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	—	—	—	0.1	0.1
2016	—	—	0.1

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2015	—	—	—	0.1	0.1
2016	—	—	—

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	(3.1)	(3.0)	(0.9)	7.0	—	2015	38.8%	38.8%	39.2%	44.4%	n.m
2016	(2.9)	(3.1)	(1.0)			2016	36.4%	36.5%	27.6%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2015	(1.9)	(1.8)	(0.6)	3.9	(0.4)
2016	(1.9)	(1.9)	(0.7)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2015	0.4	0.4	0.4	0.4	1.6
2016	0.3	0.4	0.3

Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2015	25.4	26.4	26.7	18.0	18.0
2016	20.5	20.4	20.3

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2015	0.1	0.4	0.7	0.6	1.8
2016	0.6	0.2	0.3

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2015	(5.3)	(1.5)	1.5	17.8	12.5
2016	(9.3)	(2.0)	1.2

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2015	(0.1)	(0.3)	(0.7)	(0.6)	(1.7)
2016	(0.5)	(0.2)	(0.3)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2015	(5.4)	(1.8)	0.8	17.2	10.8
2016	(9.8)	(2.2)	0.9

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2015	0.4	1.9	(0.9)	(1.4)	—
2016	(6.0)	2.2	(0.9)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2015	—	—	—	—	—
2016	10.0	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2015	0.4	2.3	1.3	—	—
2016	4.0	6.2	5.2

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2015	30.3	28.4	27.9	31.7	31.7	2015	(8.1)%	(5.3)%	(4.1)%	(1.3)%	(1.3)%
2016	19.9	17.9	17.2			2016	(1.4)%	(2.0)%	(2.6)%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2015	(1.6)	(1.2)	(1.3)	(0.8)	(4.9)
2016	(1.7)	(1.6)	(2.0)

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2015	(1.2)	(0.7)	(0.8)	(0.6)	(3.3)
2016	(1.1)	(1.1)	(1.5)